February 24, 2026

STERLING CAPITAL FUNDS

STERLING CAPITAL NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

SUPPLEMENT DATED FEBRUARY 24, 2026

TO THE

CLASS A AND CLASS C SHARES PROSPECTUS AND SUMMARY PROSPECTUs

DATED February 1, 2026, AS MAY BE supplemeNted FROM TIME TO TIME

Effective February 24, 2026, the “Example” section for the Sterling Capital North Carolina Intermediate Tax-Free Fund, which begins on page 77, is deleted and replaced as follows:

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$283	$460	$651	$1,205
Class C Shares	$161	$499	$860	$1,878

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$283	$460	$651	$1,205
Class C Shares	$161	$499	$860	$1,878

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE